Exhibit 99.1

DAVID PLATT david.platt@bioxytraninc.com (617) - 510 - 2539 Presentation Trials for BIXT - 10 against COVID - 19

FORWARD LOOKING STATEMENT This report contains forward - looking statements concerning possible applications for marketing approval and other regulatory matters, clinical trials, additional information, business strategies, and plans for the development of BioXyTran™. These forward - looking statements are identified by the use of such terms as “intends", “expects”, “plans", “estimates", “anticipates", “should”, “can”, and “believes". These forward - looking statements involve risks and uncertainties. Actual results may differ materially from those predicted by t he forward - looking statements because of various factors and possible events. Company risks include lack of FDA or any other regulatory approval for our human product, the difficulty and uncertainty in obtaining regulatory approval, uncertainty about fu ture physician and market acceptance of our product, limited manufacturing capacity and capital resources, and level of commercial experience as a pharmaceutical company. In addition, we are subject to industry risks such as: our industry is highly regulat ed, keenly competitive, and subject to price uncertainty because of controls on health care spending and unpredictable third - party reimbursement. 2 1 Disclaimer

3 2 MISSION STATEMENT BioxyTran™’s mission is to develop effective drug treatments that deliver oxygen to biological tissues with potential to improve a myriad of medical conditions including hypoxia (oxygen deficiency).

4 3 the case for BXT - 10 (by B ioxytran™) as a possible galectin inhibitor for sars - covid - 2 and therapeutic for covid - 19

Translating Medicine into Therapeutics Researching hypoxia & galectins for 30 years • 30 Patents • 10 Journal Articles • 2 Textbooks • 5 Public Companies • 200 Animal Experiments • 30 Clinical Trials Major Scientific Validation Embraced by Scientific & Medical Minds COMMERCIALIZATION 5 4 David Platt, PhD

Pivotal Article First Galectin Inhibitor Structure Analysis (1993) Describes how sugar polysaccharides recognize the Galectin Receptor 6 5

Galectins - Explained https://www.pharma - iq.com/pre - clinical - discovery - and - development/articles/why - galectin - 3 - has - emerged - as - a - focus - for - drug - researc h - and - development - 1 A galectin is a protein that recognizes carbohydrates and modulates intracellular and extracellular interactions primarily related to the immune system . In some cases galectins act as a glue bringing molecules together. The major focus of the research is on extracellular interactions. 7 6

Explosion in Galectin Research https://www.pharma - iq.com/pre - clinical - discovery - and - development/articles/why - galectin - 3 - has - emerged - as - a - focus - for - drug - researc h - and - development - 1 Dr. Platt - CEO • Research on galectin since 1989 • Name originator of the lectin • First to express & study the receptor • Authored 3800 research papers over 30 years 8 7

Explosion in Galectin Research https://www.pharma - iq.com/pre - clinical - discovery - and - development/articles/why - galectin - 3 - has - emerged - as - a - focus - for - drug - researc h - and - development - 1 • 2700 papers since 2008 • 60% of all papers on Cancer 9 8 28% Heart Disease 2018 29% Cancer 2018 10% Brain stroke 2018

Explosion in Galectin Research https://www.pharma - iq.com/pre - clinical - discovery - and - development/articles/why - galectin - 3 - has - emerged - as - a - focus - for - drug - researc h - and - development - 1 Disease Indication Journal s Areas of Focus Cancer 1500 Cervical, Breast, Endometrial, Pancreatic, Thyroid, CRC, Biomarker Cardiovascular Disease 622 Biomarker for heart failure, stroke, other cardiovascular disease Brain 350 Predictive Biomarker stroke, TBI, Postpartum Depression Kidney 211 Fibrosis, Biomarker in chronic kidney disease Lung 200 Cancer, Fibrosis, Biomarker Liver 185 NASH, NAFLD, Fibrosis, Biomarker Skin 127 Wound Healing, infection, Lupus, Psoriasis, Cancer, Biomarker Digestive System 109 Gastric & Colorectal Cancer, Metastasis, Inflammatory, Biomarker 10 9

Galectins https://www.frontiersin.org/articles/10.3389/fimmu.2018.03057/full https://www.cell.com/cell/pdf/S0092 - 8674(16)31445 - 3.pdf “Galectins have emerged as amplifiers or silencers of inflammatory responses, capable of orchestrating complex regulatory circuits in innate and adaptive immune cells , as well as in synovial fibroblasts. ” Rheumatoid Arthritis Diabetes (Insulin Resistance) Heart Failure 11 10 implicated in many chronic diseases

Galectin - 3 (Gal - 3) • Gal - 3 is a Pro - inflammatory Molecule Inhibiting it blocks cycle of inflammation • Galectin is the KEY modulator of inflammatory molecules Fibrosis http://jpet.aspetjournals.org/content/351/2/336 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5752178/ There is little downside to blocking galectin - 3 entirely from the body potentially ameliorating many chronic and deadly diseases 12 11 Central to Many Diseases a prognosticator in cancer ▪ Cancer patients with high Galectin - 3 had a very poor prognosis . ▪ Major validation as a viable target in one of the most widely used drugs (Keytruda). Source: Capalbo C. et al. Predictive Biomarkers for Checkpoint Inhibitor - Based Immunotherapy: The Galectin - 3 Signature in NSCLCs , March 31, 2019 70 (19) Retroactive Study in NSCLC for Keytruda patients that were PD - L1 Positive Galectin - 3 staining of tumors is more accurate than the PD - L1 test meant to predict the effectiveness of Keytruda. 13 12 Galectin - 3 (Gal - 3)

Blockers are validated in clinical trials Galectin - 3 PET Scan - Detected Melanoma Tumors Resolved 14 13

https://www.tandfonline.com/doi/full/10.1080/2162402X.2018.1434467 Expression levels on almost all tissue types 15 14 expression in tissues Galectin - 3

Galectin effect (T - Cell anergy) https://www.deduveinstitute.be/sites/default/files/upload/%20Annual%20Report%20DDUV%202017.pdf https://seekingalpha.com/instablog/47560554 - vision - and - value/5210387 - gr - mdminus - 02 - keytruda - s - partner Galectins are responsible for T - cell anergy and prevent LFA - 1 lectins (depicted in blue) from coalescing and adhering to the target cell in order to destroy it with cytotoxins. SAME M ODE OF ACTION IN VIRUSES 16 15

Galectins and influenza Galectin - 1 Binds to Influenza Virus and Ameliorates Influenza Virus Pathogenesis https://www.ncbi.nlm.nih.gov/pubmed/21795357 “Galectin - 1 was upregulated in the lungs of mice during influenza virus infection. There was a positive correlation between galectin - 1 levels and viral loads during the acute phase of viral infection. Cells treated with recombinant human galectin - 1 generated lower viral yields after influenza virus infection. Galectin - 1 could directly bind to the envelope glycoproteins of influenza A/WSN/33 virus and inhibit its hemagglutination activity and infectivity.” Galectin - 1 has anti - influenza performance by binding to the viral surface and inhibiting its infectivity 17 A Novel Therapeutic for Influenza 16

A Novel Therapeutic for Influenza Galectin - 3 Enhances Avian H5N1 Influenza A Virus - Induced Pulmonary Inflammation by Promoting NLRP3 Inflammasome Activation https://www.ncbi.nlm.nih.gov/pubmed/29366678 “We describe galectin - 3 up - regulation in mouse lung tissue after challenges with the H5N1 influenza virus….. Compared with infected WT mice, infected Gal - 3KO mice exhibited less inflammation in the lungs and reduced IL - 1β levels in bronchoalveolar lavage fluid. In addition, the bone marrow - derived macrophages (BMMs) from Gal - 3KO mice exhibited reduced oligomerization of apoptosis - associated speck - like proteins containing caspase - associated recruitment domains and secreted less IL - 1β compared with BMMs from WT mice. galectin - 3 enhances the effects of H5N1 infection by promoting host inflammatory responses and regulating IL - 1β production by macrophages via interaction with NLRP3.” Galectin - 3 was upregulated by the virus and increased the intensity of the cytokine storm 18 17

A Novel Therapeutic for Influenza Galectins regulate the inflammatory response in airway epithelial cells exposed to microbial neuraminidase by modulating the expression of SOCS1 and RIG1 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4624043/ “We have previously demonstrated both in vitro and in vivo that the expression and secretion of galectin - 1 (Gal1) and galectin - 3 (Gal3) are modulated during IAV infection, and that the viral neuraminidase unmasks galactosyl moieties in the airway epithelia. In this study we demonstrate in vitro that the binding of secreted Gal1 and Gal3 to the epithelial cell surface modulates the expression of suppressor of cytokine signaling 1 (SOCS1) and RIG1, and activation of ERK, AKT or JAK/STAT1 signaling pathways, leading to a disregulated expression and release of pro - inflammatory cytokines.” Inhibiting galectin - 3 is needed to increase the levels of suppressive cytokines (SOCS1) so that the body can tilt the balance of anti - inflammatory cytokines (cause of cytokine storm) and control clearance of the viral infection. 19 18

A Novel Therapeutic for Influenza C - Lethal influenza virus (512 HAU) given then treated with recombinant galectin - 1 (50 μg) or NaCl buffer at days 2, 4, and 5. D - Survival of ( gal - 1 +/+ ) vs galectin - 1 knockout ( gal - 1 −/− ) mice. Mice without Gal - 1 were more susceptible to the virus ( P = 0.03). Galectin - 1 treatment has a 90% survival rate in mice 20 19

A Novel Therapeutic for Influenza Lung staining shows the bronchial (B) and the alveolus (A) regions. The dark areas in the buffer show a pronounced viral infection and inflammatory cells with possible fluid. The Galectin - 1 treated mice showed inflamed but functioning lung tissue Gal - 1 treatment yields less inflammation in lungs 21 20

A Novel Therapeutic for Influenza Figure A: Wild Type Mice with H5N1 infection had a zero survival rate vs Galectin - 3 Knockout Mice with a 35% survival rate. Figure B: Weight is a measure of health and the Galectin - 3 Knockout Mice survived and gained their weight back. Inhibiting gal - 3 dramatically increased survival 22 21

A Novel Therapeutic for HIV Host - Soluble Galectin - 1 Promotes HIV - 1 Replication through a Direct Interaction with Glycans of Viral gp120 and Host CD4 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3209312/ “Galectin - 1… increases HIV - 1 infectivity by accelerating its binding to susceptible cells. We show here that galectin - 1 directly binds to HIV - 1 in a β - galactoside - dependent fashion through recognition of clusters of N - linked glycans on the viral envelope gp120. Unexpectedly, this preferential binding of galectin - 1 does not rely on the primary sequence of any particular glycans. Instead, glycan clustering arising from the tertiary structure of gp120 hinders its binding by galectin - 3. HIV - 1 exploits galectin - 1 to enhance gp120 - CD4 interactions, thereby promoting virus attachment and infection events” Galectin - 1 could represent a novel approach to preventing HIV transmission 23 22 Galectins and HIV

A Novel Therapeutic for HIV Proposed Interaction of gp120 (HIV spike protein) and CD4 with Gal - 1. Gal - 1 binds to gp120 and CD4. Galectin - 1 promotes virus attachment to the T - Cell using CD4 as a binding site. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3209312/ 24 23

A Novel Therapeutic for HIV HIV exploits the Galectin - 1 cross linking between HIV and CD4. Modulating Galectin - 1 expression at the mucosal sites could lead to a prophylactic. Galectin - 1 keeps the gp120 spike intact. Galectin - 3 spreads it apart making it less efficient to enter https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3209312/ 25 24

CONCLUSION: Galectins Modulate Viral Infection Galectin - 1, 3, and 9 are modulators of viral infection https://www.sciencedirect.com/science/article/pii/S1684118219301495 Gal - 1 has been reported to participate in the regulation of influenza A virus infection. An in vitro study showed that Gal - 1 expression inhibited the Influenza A (H1N1) virus infection on BEAS - 2B (human bronchial epithelial cells) and induced an arrest of the cell cycle, largely at the G0/G1 phase. 20 Another study showed an association between the levels of Gal - 1 and viral loads during the acute phase of influenza A/WSN/33H1N1 infection, using an intranasal treatment of hrGal - 1 enhancing mice survival that were challenged with A/WSN/33 (H1N1) influenza virus, suggesting Gal - 1 as an inhibitor to ameliorate influenza A virus infection. 21 COVID - 19 26 25

COVID-19

BioXyTran

Linkage to Galectin-3

- Sugar binding sites of the CoVs are located on the spike proteins anchored to the CoV.
- CoVs are classified by the receptor recognition patterns of their spike proteins


S1-NTD
S1-CTD
α-genus
NL63
Binds ACE2
TGEV
Binds sugar
Binds APN
PRCV
Binds APN
CoVs
MHV
Binds CEACAM1
β-genus
BCoV
Binds sugar
MERS
Binds DPP4
SARS
Binds ACE2
COVID-19
γ-genus
IBV
Binds sugar

Similar structural topology of S1-NTDs of alpha & gamma genus function as lectins. DISCOVERY sugar binding S1-NTD across coronavirus genera may share the same galectin fold but diverged to recognize different sugar receptors. Galectin-like domains are present in a variety of viral spikes including influenza. Their common feature is that the sugar binding sites are ALL located in cavities and are not easily accessible to host antibodies and immune cells.

Source: Fang, Li. Receptor Recognition Mechanisms of Coronaviruses: a Decade of Structural Studies, *Feb, 2015 89 (4), pgs. 1954 - 1964*

26

A universal target: The galEctiN fold ▪ S1 NTD region across all coronaviruses is the ideal binding site for a galectin - 3 inhibitor. ▪ Monoclonal Antibodies (MAB) cannot take advantage of this spot because the MABs are too large. ▪ This includes INFLUENZA antibodies. 28 covid - 19 27

COVID-19

The ideal target: Galectin-3

Coronavirus Receptor Recognition Pattern

- Spikes use one or more S1 domains as receptor binding domains (RBD)
- Galectin receptors appear to have no effect on viral entry


α-genus
β-genus
γ-genus
Bind ACE2 or APN
Bind ACE2 or DPP4
?
ACE2
Spike trimer
100 Å
S1-CTD
S1
S1-NTD
S2
TM
IC
Bind sugar
Bind CEACAM1 or sugar
Bind sugar
?
?

In the viral evolutionary path it appears that the CoV stole a host galectin gene and inserted it at the end of their spike gene. The S1-NTD CoV has a galectin fold that is likely shared amongst different CoV genus but they are programmed to recognize different sugar receptors. Theory suspects viral lectins originated from host galectins but evolved the galectin fold to evade the immune system.

Source: Fang, Li. Receptor Recognition Mechanisms of Coronaviruses: a Decade of Structural Studies, *Feb, 2015 89 (4), pgs. 1954 - 1964*

28

Theory: Gal - 3 inhibitor mechanism of action COVID - 19 1. Bind to the virus, acting as an entry inhibitor. 2. Binding to the virus soaks up the virion. The liver filters out the galectin inhibitor with virion still attached. 3. Throttle the trafficking of macrophages to the site of infection. 4. Remove plaque on T - cells resulting in improved response 30 29

COVID-19

Theory: Gal-3 inhibitor
better immune response

Lower galectin-3 Concentrations = Better Immune Response

- High galectin-3 forms plaque on the T-cell resulting in poor viral control.
- Removing galectin-3 results in better viral control.
- Eliminates T-cell anergy and galectin effect which is also prevalent in cancer.


T Cell Receptor
Co-receptor
+ Galectin-3
?
Diffuse Immune synapse
Poor response & Poor viral control
γ-herpesvirus infection
- Galectin-3
Immune synapse
Stronger response & Better viral control
Gal-3
Viral Ag
Adaptor molecules
Naïve CD8⁺ T cells
Activated CD8⁺ T cells

We found strong upregulation of galectin-3 in the virus-specific CD8⁺ T cells activated and expanded in response to the MHV68 infection. We, therefore, investigated the role of galectin-3 in the activation of CD8⁺ T cells during MHV68 infection, as its contribution in anti-viral CD8⁺ T cell immunity remains ill defined. CD8⁺ T cells lacking galectin-3 expanded more vigorously and produced enhanced cytokines when compared with wild-type (WT) CD8⁺ T cells. Furthermore, galectin-3 knockout (KO) mice mounted a stronger virus-specific CD8⁺ T cell response against most of the investigated epitopes and controlled virus better. Therefore, **modulating the galectin-3 response pattern** in CD8⁺ T cells may serve as a strategy to enhance their function.

Source: Kaur, Manpreet. Galectin-3 Regulates γ-Herpesvirus Specific CD8 T Cell Immunity, *Nov, 2018, Vol 9, pgs. 101 - 119*

30

Patients at greatest risk COVID - 19 According to the CDC: 51% of of older males 55+ have underlying medical conditions https://www.thelancet.com/action/showPdf?pii=S0140 - 6736%2820%2930211 - 7 https://www.sciencedirect.com/science/article/pii/S0165247814001801 Predictive biomarker severe asthma https://www.frontiersin.org/articles/10.3389/fimmu.2018.03057/full Clinical Relevance of Galectin - 1 and Galectin - 3 in Rheumatoid Arthritis Patients https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5771079/ Galectin - 3 Activation and Inhibition in Heart Failure and Cardiovascular Disease https://www.hindawi.com/journals/mi/2018/8696543/ Galectin - 1 as an Emerging Mediator of Cardiovascular Inflammation Galectin - 1 & Galectin - 3 are implicated in multiple chronic diseases Poor outcomes are common and expected 32 31

COVID-19

Galectin-1 in CoV pulmonary lesions

➢ GALECTIN-1 Upregulated in the lungs polarizes the macrophages

Gal-1-induced IL-10^{+} T-cells efficiently suppressed T-cell proliferation and T-cell-mediated inflammation of CD4+ cells have received increased attention due to their immunosuppressive potential mediated by expression of IL-10 profound role in modulating adaptive immune responses by altering the fate and phenotype of T-cells.

Gal-1 acts as a resolution-associated molecular pattern by counteracting the synthesis of pro-inflammatory cytokines, inhibiting neutrophil trafficking, targeting eosinophil migration and survival, and suppressing mast cell degranulation. Likewise, this lectin controls T-cell and B-cell compartments by modulating receptor clustering and signaling, thus serving as a negative-regulatory checkpoint that reprograms cellular activation, differentiation, and survival.


The Journal of
Immunology

https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3311782/ Gal-1 triggers and immunoregulatory signature
https://www.jimmunol.org/content/199/11/3721 Galectin-1: A Jack-of-All-Trades in the Resolution of Acute and Chronic Inflammation

32

RECOMMENDATION Until a vaccine is available the IDEAL DRUG will have the following qualities: 1. Prophylactic properties that allow a person to be exposed yet stop the viral expansion dead in its tracks 2. Drug must reduce the viral load of those who are infected 3. Stoppage of the trafficking of suppressor cells designed to silence the immune response. https://www.ncbi.nlm.nih.gov/pubmed/31996494 A Galectin Inhibitor 34 COVID - 19 33

Galectin - 3 antagonist BXT - 10 ▪ BXT - 10 is a well - characterized, complex carbohydrate ▪ BXT - 10 binds to and neutralizes galectin - 3 and galectin - 1. Binding activity is localized to the galactose containing side branches ▪ BXT - 10 has a neutral charge and invisible to the immune system ▪ Solid safety profile with no drug related SAEs as similar complex carbohydrates 35 BXT - 10 34

BXT-10

reverses galectin-3 t-cell suppression



Control
G-3 Ab
BXT-10
T-Cell Activity
500
400
300
200
100
0
Patient 1
Patient 2
Patient 3
Patient 4
Ex-Vivo Ascites

- T-Cells were collected from 4 ovarian cancer patients and tested for their ability to kill the tumor (T-cell Activity). Untreated cells have little activity. After treating the T-Cells with either an antibody to galectin-3 (purple) or with BXT-10 (blue), the T-Cells regain their activity and ability to kill the tumor.

Source: Dermotte et al. A Galectin-3 Ligand Corrects the Impaired Function of Human CD4 and CD8 Tumor-Infiltrating Lymphocytes and Favors Tumor Rejection in Mice, Cancer Research, Oct 1, 2010 70 (19), pgs. 7476-7488

35

BXT - 10 ▪ Animals treated with BXT - 10 in addition to a vaccine against the tumor live much longer than untreated animals or animals treated with vaccination or BXT - 10 alone. Source: Dermotte et al. A Galectin - 3 Ligand Corrects the Impaired Function of Human CD4 and CD8 Tumor - Infiltrating Lymphocytes and Favors Tumor Rejection in Mice, Cancer Research, Oct 1, 2010 70 (19), pgs. 7476 - 7488 BXT - 10 BXT - 10 37 improves melanoma cancer vaccine 36

BXT - 10 Clinical summary ▪ Over 140 patient dosed in 9 Phase 1 and Phase 2 clinical trial ▪ Significant clinical activity in multiple cancers, including chronic lympocytic leukemia (CLL), multiple myeloma (MM), renal cell carcinoma ▪ Pharmacokinetic parameters established ▪ Single and multiple dose administrations of 30 – 160 mg/m 2 ▪ Once daily for 5 consecutive days (21 - day cycle) ▪ Effective half - life of 36 hours ▪ Demonstrated monotherapy activity ▪ Broad - base synergy in vitro with both chemotherapy and other targeted agents ▪ Platform technology with potential expansion to NASH, Organ Fibrosis, Heart Disease, etc. 38 37

BXT - 10 side effects consistent with immune modulation ▪ Doses up to 160 mg/m² well tolerated in 24 - patient solid tumor study ▪ No hematological toxicity ▪ Only drug - related grade 3 AEs = rash (8%), arthralgia (8%) and myalgia(4%), all consistent with immune effects ▪ Dose - Limiting Toxicity ▪ Grade 3 rash ▪ Rash ▪ Immune - mediated leucoclastic vasculitis ▪ Responds to systemic steroid therapy ▪ Not associated with additional organ involvement ▪ Develops during, or within 1 - 2 days after completion of, dosing during a treatment cycle ▪ No clinical reports of skin desquamation, necrosis, or ulceration ▪ Did not preclude additional treatment cycles with BXT - 10 39 38

BXT - 10 phase 2A single - agent cll study design ▪ Enrolled 24 patients with one or two prior therapies ▪ Median age 67 years old; 15 patients > 67 years, 4 > 80 years ▪ Prior therapies include Fludara - , Rituxan - and chlorambucil - containing regimens ▪ Dosing regimen ▪ 160 mg/m² i.v. daily for 5 days on 21 - day cycle ▪ Regimen from Phase 1 solid tumor study ▪ Short (~1 hour) infusion ▪ No steroid prophylaxis ▪ Primary objectives ▪ Evaluate the short - term effect of BXT - 10 on markers of cell death ▪ Evaluate decreases in peripheral leukocyte count 40 39

BXT - 10 phase 2A single - agent cll study results ▪ BXT - 10 well tolerated ▪ Minimal hematological toxicity ▪ Only 1 patient discontinuation due to grade 3 rash ▪ No drug - related SAEs ▪ In vivo evidence of caspase activation and apoptotic cell death observed 1 ▪ Preliminary data indicates 6/24 patients (25%) achieved PR and 12/24 (50%) achieved SD, for a 75% disease control rate 2 ▪ 3 patients > 50% decrease in LN size ▪ 1 patient > 50% decrease in WBC with LN shrinkage ▪ 2 patients >50% decrease in WBC 1 Cotter F. et al. 2008. 10th International Conference on Malignant Lymphoma 2 Cotter F. et al. 2009. 45th American Society of Clinical Oncology Annual Meeting 41 40

BXT - 10 viruses evolved from galectins “In the viral evolutionary path it appears that the CoV stole a host galectin gene and inserted it at the end of their spike gene. The S1 - NTD CoV has a galectin fold that is likely shared amongst different CoV genus but they are programmed to recognize different sugar receptors. Theory suspects viral lectins originated from host galectins but evolved the galectin fold to evade the immune system.” Source: Fang, Li. Receptor Recognition Mechanisms of Coronaviruses: a Decade of Structural Studies , Feb, 2015 89 (4), pgs. 1954 - 1964 The virus hijacked this receptor from the human cell. 42 41

BXT - 10 for COVID - 19 galectins tests for covid - 19 The BGM Galectin - 3 assay is an FDA approved test for use in patients with chronic heart failure. Thousands of peer reviewed journal articles suggest that Galectin - 3 is implicated in cancer, fibrosis, and many chronic diseases. Since Gal - 3 is elevated in other coronavirus infections this test could be used as a prognostic test to triage patients and assess the risk level. High galectin expression would prognosticate underlying medical conditions increasing a patients risk of mortality. This prognostic biomarker should be studied immediately . https://www.degruyter.com/view/j/labm.2013.37.issue - 5/labmed - 2012 - 0073/labmed - 2012 - 0073.xml?format%20=%20INT&print=print=print= https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5752178/ 43 42

BXT - 10 for COVID - 19 TRIAL STRATEGY Study Type: Interventional Enrollment: 60 participants Allocation: Randomized Intervention Model: Parallel Assignment Masking: Double (Participant, Investigator) Primary Purpose: Treatment Title: A Phase 2 Single Center Randomized Blinded Controlled Trial to Evaluate The Safety and Efficacy of BXT - 10 in Hospitalized Adult Patients with Mild to Moderate COVID - 10 Disease Arm : Experimental and Placebo (Intravenous Dose – 8 hours) Primary Endpoints: Time to Clinical Recovery (TTCR) [Time Frame: up to 28 days] • Fever - ≤36.9 ° C or - axilla, ≤37.2 ° C oral, • Respiratory rate - ≤24/minute on room air, • Oxygen saturation - >94% on room air, • Cough - mild or absent on a patient reported scale of severe, moderate, mild, absent. 44 43

BXT - 10 for COVID - 19 TRIAL STRATEGY (cont’) Secondary Endpoints: 1. All cause mortality [Time Frame: up to 28 days] baseline SpO2 during screening, PaO2/FiO2 300mmHg or a respiratory rate ≥ 24 breaths per min without supplemental oxygen 2. Frequency of respiratory progression [Time Frame: up to 28 days] Defined as SPO2≤ 94% on room air or PaO2/FiO2 <300mmHg and requirement for supplemental oxygen or more advanced ventilator support. 3. Time to defervescence (in those with fever at enrollment) [Time Frame: up to 28 days] 4. Time to cough reported as mild or absent (in those with cough at enrollment rated severe or moderate) [Time Frame: up to 28 days] 5. Time to dyspnea reported as mild or absent (on a scale of severe, moderate, mild absent, in those with dyspnoea at enrollment rated as severe or moderate,) [Time Frame: up to 28 days] 6. Frequency of requirement for supplemental oxygen or non - invasive ventilation [Time Frame: up to 28 days] 7. Time to 2019 - nCoV RT - PCR negative in upper respiratory tract specimen [Time Frame: up to 28 days] 8. Change (reduction) in 2019 - nCoV viral load in upper respiratory tract specimen as assessed by area under viral load curve. [Time Frame: up to 28 days] 9. Frequency of requirement for mechanical ventilation [Time Frame: up to 28 days] 10. Frequency of serious adverse events [Time Frame: up to 28 days] 11. Time to achieving viral suppression (COVID - 19 RNA<50 copies/mL) at day 3, 5, 7, 9, 11, 13, 15, 17, 19, 21, 23, 25 11. Reduction of Galectin - 3 in blood plasma (Gal - 3 levels < 17.8 ng/mL) at day 3, 5, 7, 9, 11, 13, 15, 17, 19, 21, 23, 25 45 44

BXT-10 for COVID-19

TRIAL STRATEGY (cont')

Eligibility Criteria

1. Males and females, age ≥18 years
2. Receiving combination antiretroviral therapy for last 24 weeks
3. No change in ART within last 4 weeks prior to Screening Visit
4. Subject has two or more potential alternative approved ART drug options to consider.
5. CD4 cell count of > 200 cells/mm3 since initiation of anti-retroviral therapy
6. CD4 cell count of > 350 cells/mm3 in preceding 24 weeks and at Screening Visit
7. Laboratory values at Screening of:
    a. Absolute neutrophil count (ANC) ≥ 750/mm3
    b. Hemoglobin (Hb) ≥ 10.5 gm/dL (male) or ≥ 9.5 gm/dL (female)
    c. Platelets ≥ 75,000 /mm3
    d. Serum alanine transaminase (SGPT/ALT) < 5 x upper limit of normal (ULN)
    e. Serum aspartate transaminase (SGOT/AST) < 5 x ULN
    f. Bilirubin (total) < 2.5 x ULN unless Gilbert's disease is present or subject is receiving atazanavir in the absence of other evidence of significant liver disease
    g. Creatinine ≤ 1.5 x ULN
8. Clinically normal resting 12-lead ECG at Screening Visit or, if abnormal, considered not clinically significant by the Principal Investigator.
9. Both male and female patients and their partners of childbearing potential must agree to use 2 medically accepted methods of contraception during the course of the study.
10. Willing and able to participate in all aspects of the study, including use of SC medication, completion of subjective evaluations, attendance at scheduled clinic visits, and compliance with all protocol requirements as evidenced by providing written informed consent.

45

BXT - 10 for COVID - 19 TRIAL STRATEGY (cont’) Exclusion Criteria 1. Females who are pregnant, lactating, or breastfeeding, or who plan to become pregnant during the study 2. Unexplained fever or clinically significant illness within 1 week prior to the first study dose 3. Any vaccination within 2 weeks prior to the first study dose or during the study. 4. Subjects weighing < 35kg 5. Participation in an experimental drug trial(s) within 30 days of the Screening Visit 6. Treatment with any of the following: a. Radiation or cytotoxic chemotherapy with 30 days prior to the screening visit b. Immunosuppressants within 60 days prior to the screening visit c. Immunomodulating agents (e.g., interleukins, interferons), hydroxyurea, or foscarnet within 60 days prior to the screening visit d. Oral or parenteral corticosteroids within 30 days prior to the Screening Visit. Subjects on chronic steroid therapy > 5 mg/day will be excluded with the following exception: • Subjects on inhaled, nasal, or topical steroids will not be excluded 7. Any other clinical condition that, in the Investigator's judgment, would potentially compromise study compliance or the ability to evaluate safety/efficacy 47 46

BXT - 10 for COVID - 19 Trial design Animal Study - 1 - day Toxicity Type of Clinical Trial: Physician Sponsored IND Sites: Boston, NYC or Pittsburg Proposed Trial Design (Phase 2 Randomized ) Mild to Moderate COVID - 19 Disease (n=30) Randomized (1:1) Day1 Day2 Day3 Day4 Day5 Experimental 130 mg/m2 130 mg/m2 130 mg/m2 130 mg/m2 130 mg/m2 Control Placebo Placebo Placebo Placebo Placebo Primary Endpoint: Time to Clinical Recovery (TTCR) [Time Frame: up to 28 days] Secondary Endpoint: Time to achieving viral suppression (COVID - 19 RNA<50 copies/mL) Reduction of Galectin - 3 in blood plasma (Gal - 3 levels < 17.8 ng/mL) 48 47 rationale behind BXT - 10 in COVID - 19 planning ▪ BXT - 10 (140 Patients) ▪ Minimal hematological toxicity ▪ No drug - related SAEs ▪ Has E vidence of Immune Modulation in Cancer ▪ Quick Scalable Manufacturing Capacity ▪ Multiple Pre - Clinical Study Implicate the Gal - 1/ 3 Receptor in COVID - 19 ▪ Entry Inhibitor ▪ Immune Modulator - Prevents Trafficking of Immune Cells (Cytokine Storm) ▪ Enhances Adaptive Immune System – removes galectin - 3 plaque 49 48 leadership MANAGEMENT David Platt, Ph.D/CEO Ph.D in Chemical Engineering, Hebrew University of Jerusalem; Weizmann Institute; Founder of five public Bio - Tech companies over a 25 year period with a combined market capitalization of more than $1.5 billion Elena Chekhova, Ph.D/Chief Scientist Ph.D in Process Systems Engineering at MIT; Elena has more than ten years of experience in the life sciences industry in business development and project management services Ola Soderquist, CFO, CPA, CMA, CM&AA 30 years industrial experience; Served as CFO and in other capacities in multiple industry sectors; MSA Stockholm School of Economics; MBA Babson College INDEPENDENT BOARD OF DIRECTORS Alan Hoberman, PhD Executive Director at Charles River Laboratories for developmental, reproductive and juvenile toxicity Henry Esber, PhD Senior Consultant of Business Development Dale Conaway, PhD Veterinary Medical Officer for Research Compliance Anders Utter/Head of Audit Committee Financial Expert; General Cable (NYSE: BGC); MBA Babson College MEDICAL ADVISORY BOARD Avraham Mayevsky, PhD Worldwide authority in the field of minimal invasive monitoring of tissue oxygenation and organ physiology Hana Chen - Walden, MD Specialist Regulatory Affairs in US and Europe for more than 25 years Juan Carolos Telavera, MD PhD Specialist in regenerative medicine 50 49

BioXyTran, Inc. 233 Needham St., Suite 300 Newton MA, 02464 (617) - 454 - 1199 www.bioxytraninc.com David Platt david.platt@bioxytraninc.com (617) - 510 - 2539